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                                                                    EXHIBIT 99.1



                                  CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Annual Report of MSX International, Inc. (the "Company") on Form 10-K for the fiscal year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Thomas T. Stallkamp
-----------------------
Thomas T. Stallkamp
Chief Executive Officer
March 18, 2003



/s/ Frederick K. Minturn
------------------------
Frederick K. Minturn
Chief Financial Officer
March 18, 2003